Exhibit 10.96

NOTICE OF STOCK OPTION GRANT

under the

1987 MICROSEMI CORPORATION STOCK PLAN

You have been granted the following Option to purchase Common Stock, par value $.20 per share, of Microsemi Corporation (the “Company”):

Name of Grantee:	«Grantee»

Total Number of Shares Subject to this Option:	«Total_Shares»

Type of Option:	Non-Qualified

Exercise Price Per Share:	«Exercise_Price»

Date of Grant:	«Date_of_Grant»

Date First Exercisable:	Exercisable as to 100% of the Shares subject to this Option commencing on the Date of Grant.

The Purchase Price shall be payable in any of the following forms: (i) in United States dollars and paid in cash, by certified check or by bank draft, or (ii) shares of the Company’s Common Stock already owned by Grantee for a period of at least 6 months surrendered in good form for transfer (such shares shall be valued at their Fair Market Value on the date the Option is exercised) (iii) by the Company withholding from Grantee out of the Company’s Stock otherwise deliverable upon exercise a number of shares having a fair market value equal to the aggregate Purchase Price, (iv) by the execution and delivery of Grantee’s promissory note in the principal amount of the exercise price, with such term, interest rate and other terms and provisions, including, without limitation, requiring the Company’s Stock acquired upon exercise to be pledged to the Company to secure payment of the note, as the Board of Directors may specify, (v) by cancellation of indebtedness of the Company to Grantee, equal to the amount of the exercise price; (vi) by waiver of compensation due or accrued to Grantee for services rendered, equal to the amount of the exercise price, (vii) provided that a public market for the Company’s Stock exists, through a “same day sale” commitment from Grantee and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”), whereby Grantee irrevocably elects to exercise his Option and to sell a portion of the Company’s Stock so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Company Stock to forward the exercise price directly to the Company, or (viii) provided that a public market for the Company’s Stock exists, through a “margin” commitment from Grantee and the NASD Dealer whereby Grantee irrevocably elects to exercise this Option and to pledge the Company Stock so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Company Stock to forward the exercise price directly to the Company. Grantee shall pay the Purchase Price not later than thirty (30) days after the date of a statement from the Company following exercise setting forth the Purchase Price, Fair Market Value of the Company Stock on the exercise date, the number of shares of the Company Stock that may be delivered in payment of the Purchase Price, and the amount of withholding tax

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due, if any. If Grantee fails to pay the Purchase Price within the thirty (30) day period, the Company shall have the right to take whatever action it deems appropriate, including but not limited to cancellation of Shares with or without voiding the option exercise.

By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the 1987 Microsemi Corporation Stock Plan, as amended, and the Stock Option Agreement, both of which are attached to and made a part of this document.

GRANTEE:		MICROSEMI CORPORATION

Signature:		By:
Name:	«Grantee»	Name:	James J. Peterson
		Title:	President & CEO

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MICROSEMI CORPORATION

NONQUALIFIED STOCK OPTION AGREEMENT

UNDER THE 1987 MICROSEMI CORPORATION STOCK PLAN

THIS NONQUALIFIED STOCK OPTION AGREEMENT is made effective as of the Date of Grant between MICROSEMI CORPORATION, a Delaware corporation (the “Company”) and the Grantee.

WHEREAS, the Company desires, by affording the Grantee an opportunity to purchase shares of its Common Stock (the “Stock”), pursuant to a nonqualified stock option, not intended to qualify as an ISO, to carry out the purposes of the 1987 Microsemi Corporation Stock Plan (the “Plan”);

THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties have agreed, and do hereby agree as follows:

Section 1. Grant of Option

On the terms and conditions set forth in the Notice of Stock Option Grant and this Agreement, the Company grants to the Grantee on the Date of Grant the right and option to purchase, at the Exercise Price, all or any portion of the number of Shares set forth in the Notice of Stock Option Grant (the “Option”). This Option is not intended to qualify as an ISO.

Section 2. Purchase Price

The Exercise Price represents not less than one hundred percent (100%) of the Fair Market Value per Share as of the Date of Grant.

Section 3. Medium of Payment

The Purchase Price shall be payable in any form of consideration described in the Notice of Stock Option Grant, or in any combination thereof. The Company shall not be required to issue or permit transfer of Shares of the Company Stock upon exercise of a Stock Option until the Purchase Price is fully paid.

Section 4. Option Term

(a) No part of the Option shall be exercised after 10 years from the Date of Grant.

(b) This Option shall expire a specified time after the termination of the last to exist of any of the following relationships between the Grantee and the Company (or its parent or any of its subsidiaries (if any) issuing or assuming a Stock Option in a transaction to which Section 424(a) of the Code applies): as a director, as an officer, or as an employee or other service provider or consultant. If such status terminates for any reason whatsoever except for death or disability, any unexercised options which have become exercisable shall terminate three months after the date such status ceases. If a Grantee dies, or becomes disabled within the meaning of Section 22(e) (3) of the Code, and such status terminates for such reason, the three-month period will be one year. Options which are not exercisable on the date of termination of such status shall be deemed to have immediately expired.

Section 5. Time of Exercise

This Option, to the extent it has become exercisable, may be exercised at any time or from time to time (so long as this Option has not expired), as to any part or all hereof; provided that this Option may not be exercised for a fraction of a share of Stock.

Section 6. Method of Exercise

(a) Each exercise of this Option shall be by written notice of exercise delivered to the President of the Company at its principal place of business specifying the number of shares of Stock to be purchased and accompanied by payment in a manner described in Section 3 hereof. The notice shall be in substantially the form of the Notice of Exercise of Stock Option attached hereto.

(b) As soon as practicable after any exercise of this Option in accordance with the foregoing provisions, the Company shall, without transfer or issue tax to the Grantee, deliver certificate(s) to the Grantee representing the Stock as to which this Option has been exercised.

Section 7. Non-Transferability

This Option, and all rights and privileges hereunder, shall be non-assignable and non-transferable by the Grantee, either voluntarily or by operation of law (except by will or by operation of the laws of descent and distribution), shall not be pledged or hypothecated in any way, and shall be exercisable during Grantee’s lifetime only by Grantee.

Section 8. Shares Authorizations, Consents, Etc.

The Company, during the term of this Option, will keep available the number of shares of Stock required to satisfy this Option. The Company will seek to obtain from each regulatory commission or agency having jurisdiction, such authority as may be required to issue and sell Stock to satisfy the Option. Inability of the Company to obtain from any such regulatory commission or agency authority which counsel for the Company deems necessary for the lawful issuance and sale of the Stock to satisfy the Option, shall relieve the Company from any liability for failure to issue and sell Stock to satisfy the Option until such time as that such authority is obtained.

Section 9. Investment Representations

Grantee may be required, if it is deemed necessary in the opinion of counsel for the Company, to represent to the Company at the time of exercise that it is his or her intention to acquire the Stock for his or her private investment only and not for resale or distribution to the public. The Company may stamp any certificates representing such Stock with a legend to the effect that such Stock has not been registered under the Securities Act of 1933 and that the Stock may not be sold or transferred until so registered, or until an opinion of counsel satisfactory to the Company is received to the effect that such registration is not necessary. In the event this Option and the Stock issued pursuant to this Option are registered under the Securities Act of 1933, as amended, then such investment representations and restrictive legends imposed pursuant to Federal securities law shall be inapplicable with respect to such Stock. Nothing herein shall be deemed to obligate the Company to so register any of such Stock.

Section 10. Rights as Stockholder

The Grantee shall have no rights as a stockholder with respect to any Stock covered by this Option until the certificate(s) representing such Stock shall have been issued and delivered to him or her. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such Stock certificate(s) are delivered to the Grantee.

Section 11. Adjustments for Changes in Capital Structure

(a) If the Shares of the Company’s stock are increased, decreased, changed into or exchanged for a different number or kind of shares or other securities of the Company pursuant to a reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made changing the number or kind of Shares allocated to any unexercised portion of this Option; except that if such change results from a stock dividend, such adjustment shall only be made if the aggregate of all stock dividends paid by the Company (including the one causing the change) during the one-year period ending at the close of business on the day the change occurs exceeds 5% of the Shares of the Company’s Stock as it was constituted at the beginning of such one-year period (and any such adjustment shall equal all such stock dividends in the event that no adjustment was made for prior stock dividends during such year because such stock dividends aggregated less than such 5%). All adjustments shall be made without changing the aggregate Purchase Price applicable to the unexercised portion of this Option, and therefore a corresponding adjustment shall be made in the Exercise Price for each Share covered by this Option.

(b) Upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, the Company shall use its best efforts but shall be under no obligation, to cause the reorganization, merger or consolidation agreement to include a provision for the continuance of the Plan and for the assumption of this Option, or the substitution for this Option of new options covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to number and kind of shares of Stock and prices, and if the reorganization, merger or consolidation agreement so provides, the Plan and this Option shall continue in the manner and under the terms so provided in such agreement. Upon the dissolution or liquidation of the Company, or upon a sale of substantially all of its property, or a reorganization, merger or consolidation described in subparagraph (a) above which does not include a provision for continuance of the Plan or assumption of this Option (“Terminating Transactions” herein), the Plan shall terminate forthwith, and this Option shall terminate. Notwithstanding the preceding sentence, if as of immediately prior to the Terminating Transaction, Grantee would be entitled to exercise any unexercised portions of this Option, he or she shall have the right at such time immediately prior to the consummation of the Terminating Transaction as the Company shall designate, to exercise this Option to the full extent provided herein.

Section 12. Continuation of Relationship

Nothing herein shall confer upon Grantee any right to continue in any capacity with the Company or any of its subsidiaries, or interfere in any way with the right of the Company or any such subsidiary (subject to the terms of any separate agreement to the contrary) at any time to terminate such relationship.

Section 13. Tax Treatment and Withholding Taxes

The Company has the right to require Grantee or Grantee’s permitted successors in interest to pay the Company the amount of any taxes which the Company may be required to withhold with respect to Option Shares. The Company expects that any difference between the Exercise Price and the Fair Market Value of a nonqualified option on the day of exercise will be treated as compensation by the Internal Revenue Service and subject to withholding taxes on the date of exercise.

The foregoing is not intended to provide tax advice. The Grantee should consult his or her own tax adviser.

Section 14. The Plan

The Option is subject to, and the Company and Grantee agree to be bound by, all of the terms and conditions of the Plan as the same shall be amended from time to time in accordance with the terms thereof, but, without the consent of Grantee, no such amendment shall adversely affect the Grantee’s rights under this Option. Pursuant to the Plan, the Committee has the final authority to construe and interpret the provisions of the Plan and this Option. A copy of the Plan in its present form is available for inspection by the Grantee during business hours at the principal office of the Company.

Section 15. Governing Law

This Agreement shall be subject to, and governed by, the laws of the State of California irrespective of the fact that one or more of the parties now is, or may become, a resident of a different state.

Section 16. Construction

In the event any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

Section 17. Binding Effect

This Agreement shall inure to the benefit of and be binding on the parties hereto and their respective heirs, executors, administrators, successors and assigns.

Section 18. Definitions

“Agreement” shall mean this Nonqualified Stock Option Agreement.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Date of Grant” shall mean the date specified in the Notice of Stock Option Grant, which date shall be the later of (i) the date on which the Board of Directors resolved to grant this Option or (ii) the first day of the Grantee’s service as a director of the Company.

“Exercise Price” shall mean the amount for which one Option Share may be purchased upon exercise of this Option, as specified in the Notice of Stock Option Grant.

“Notice of Stock Option Grant” shall mean the document so entitled to which this Agreement is attached.

“Grantee” shall mean the individual named in the Notice of Stock Option Grant.

“Fair Market Value” shall mean the fair market value of a Share, as determined by the Committee in good faith. Such determination shall be conclusive and binding on all persons.

“ISO” shall mean an incentive stock under Section 422 of the Code.

“Option Shares” shall mean the Shares acquired upon exercise of the Option.

“Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this Option is being exercised.

“Share” shall mean one share of Stock, as adjusted in accordance with Section 11 (if applicable).

NOTICE OF EXERCISE OF STOCK OPTION

Microsemi Corporation

2381 Morse Avenue

Irvine, CA 92614

Attention: President

Ladies and Gentlemen:

The undersigned hereby elects to exercise the option indicated below:

Date of Grant:

Type of Option:	Nonqualified stock option

Number of Shares Being Exercised:

Exercise Price Per Share:

Total Purchase Price:

Method of Payment:

Enclosed herewith is payment in full of the Purchase Price, a copy of the Notice of Stock Option Grant and Nonqualified Stock Option Agreement.

My exact name, current address and social security number for purposes of the stock certificates to be issued and the shareholder list of the Company are:

Name:

Address:

Social Security Number:

Sincerely,

Date of Exercise:
(Grantee’s Signature)

(Grantee’s Name Printed)